U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2008

GROWERS DIRECT COFFEE COMPANY, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	333-10170-2	46-0466417
(State or other jurisdiction of incorporation or organization)	Commission File No	(IRS Employer Identification Number)

2813 7TH Street, Berkeley, California	79110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 204 9424

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS TO BE REPORTED ON THIS FORM 8K:

Section 8 – Other Events

Item 8.01 Other Events

A lawsuit was filed December 15, 2008, against the Growers Direct Coffee Company Inc. and its subsidiary Uncommon Grounds, Inc Company by Trabocca B.V. This action is being prosecuted in United States District Court, Northern District of California, Alameda County, San Francisco, California. Trabocca B.V. is seeking to recover losses from resale of Ethiopian coffees from Growers Direct Coffee Company Inc. $380,562.82 and Uncommon Grounds, Inc. $229,561.29 and demurrage cost of $47,529.20.  The Company considers the lawsuit frivolous and without substantive merit, will aggressively and vigorously defend itself and intends to file a counter-claim for damages.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

GROWERS DIRECT COFFEE COMPANY, INC.

Date:  December 16, 2008

“NEPAL MUHURI”

 Nepal Muhuri, Director & Chief Financial Officer